UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): February 19, 1999

                          Commission File Number 0-9747



                       EXCALIBUR TECHNOLOGIES CORPORATION
             (Exact name of registrant as specified in its charter)



                  Delaware                         85-0278207
      (State or other jurisdiction of           (I.R.S. Employer
       incorporation or organization)            Identification No.)

       1921 Gallows Road, Suite 200, Vienna, Virginia           22182
         (Address of principal executive offices)             (Zip Code)

      Registrant's telephone number, including area code: (703) 761 - 3700

Item 5. Other Events

      Excalibur   Technologies   Corporation,   a  Delaware  corporation,   (the
"Company"), has determined to hold its Annual Meeting of Shareholders ("the Meeting") on Tuesday, August 24, 1999.

      As a result of the foregoing, proposals of shareholders intended to be presented by such shareholders at the Meeting must be received by the Company at its principal office no later than March 11, 1999 and must satisfy the conditions established by the Securities and Exchange Commission for shareholder proposals to be included in the Company's proxy statement for the Meeting. This deadline replaces the former deadline as disclosed in the Company's Proxy Statement for its 1998 Annual Meeting of Shareholders.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 EXCALIBUR TECHNOLOGIES CORPORATION


                                   By:/s/James H. Buchanan
                                   -----------------------
                                   James H. Buchanan
                                   Chief Financial Officer

Date:  February 19, 1999






                                     - 3 -